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             GLENBOROUGH PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

                               TABLE OF CONTENTS

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Article 1                  Definitions............................................................................1
         1.1                        Definitions...................................................................1
         1.2                        Accounting Terms and Determinations...........................................7

Article 2                  The Limited Partnership................................................................7
         2.1                        Formation of the Partnership..................................................7
         2.2                        Partnership Name..............................................................8
         2.3                        Business and Purpose..........................................................8
         2.4                        Principal Office..............................................................8
         2.5                        Term..........................................................................8
         2.6                        Execution of Documents........................................................9

Article 3                  The General Partners...................................................................9
         3.1                        General.......................................................................9
         3.2                        Management Power..............................................................9
         3.3                        Powers of the Managing General Partner.......................................10
         3.4                        Liability of General Partners................................................17
         3.5                        Similar Activities of General Partners.......................................17
         3.6                        Indemnification of General Partners..........................................18
         3.7                        Other Matters Concerning General
                                    Partners.....................................................................20
         3.8                        Agreements With a General Partner or a
                                    Related Person...............................................................21
         3.9                        Conveyances..................................................................21

Article 4                  Compensation of General Partners......................................................21
         4.1                        Compensation of General Partners.............................................21

Article 5                  The Limited Partners, Assignees and
                           Transferrees..........................................................................22
         5.1                        Limited Liability............................................................22
         5.2                        Restrictions on Limited Partners
                                    and Assignees................................................................23
         5.3                        Outside Activities...........................................................23
         5.4                        No Withdrawal or Dissolution.................................................23
         5.5                        Assignees....................................................................23
         5.6                        Transferees..................................................................24

Article 6                  Meetings and Voting; Amendments.......................................................24
         6.1                        Meetings.....................................................................24
         6.2                        Notice of a Meeting..........................................................24
         6.3                        Record Date..................................................................25
         6.4                        Adjournment..................................................................25
         6.5                        Waiver of Notice; Consent to Meeting.........................................25
         6.6                        Quorum.......................................................................26

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         6.7                        Conduct of Meeting...........................................................26
         6.8                        Action Without a Meeting.....................................................26
         6.9                        Voting Rights................................................................27
         6.10                       Exercise of Voting Rights....................................................28
         6.11                       Amendments by the Managing General
                                    Partner......................................................................28
         6.12                       Voting Rights................................................................29
         6.13                       Prohibited Amendments........................................................29

Article 7                  Original Limited Partner..............................................................29
         7.1                        Admission....................................................................29
         7.2                        Capital Contributions........................................................29

Article 8                  Capital Contributions and Initial Issuance
                           of Units..............................................................................29
         8.1                        Cash Capital Contributions...................................................29
         8.2                        Contributrion by Partners....................................................30
         8.3                        Distribution of Original Units...............................................30
         8.4                        General Partner Interests....................................................31
         8.5                        Nonassessability of Partners.................................................32
         8.6                        Distribution of Capital......................................................31
         8.7                        No Interest on Capital Contribution..........................................32
         8.8                        Creditor's Interest in the Partnership.......................................32
         8.9                        Nature of Interests..........................................................32
         8.10                       One Percent Interest of General
                                    Partners.....................................................................32

Article 9                  Issuance of Additional Units..........................................................32
         9.1                        Sale of Additional Units.....................................................32
         9.2                        General Partner Interests....................................................32
         9.3                        Preemptive Rights............................................................33

Article 10                 Allocation of Net Income, Net Loss and
                           Tax Credits...........................................................................33
         10.1                       General Allocation...........................................................33
         10.2                       Allocation on Transfer.......................................................34

Article 11                 Cash Distributions....................................................................34
         11.1                       Time and Amount of Cash Distributions........................................34
         11.2                       Distributions of Partnership Property........................................36

Article 12                 Accounting and Reports................................................................36
         12.1                       Fiscal Year..................................................................36
         12.2                       Reports......................................................................36
         12.3                       Tax Elections................................................................37
         12.4                       Books and Records............................................................37
         12.5                       Bank Accounts................................................................38

Article 13                 Transfer of Units; Certificates.......................................................38
         13.1                       Transfer of General Partner Interests........................................38
         13.2                       Transfer of Limited Partners' Units..........................................38
         13.3                       New Certificates.............................................................39

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         13.4                       Maintenance of Transfer Records..............................................39
         13.5                       Legends......................................................................39

Article 14                 Admission of Substituted and Additional
                           Limited Partners......................................................................40
         14.1                       Admission of Substituted Limited
                                    Partners.....................................................................40
         14.2                       Admission of Additional Limited
                                    Partners.....................................................................40

Article 15                 Removal, Resignation or Withdrawal of
                           General Partner.......................................................................40
         15.1                       Removal of General Partner...................................................40
         15.2                       Withdrawal...................................................................41
         15.3                       Dissolution or Bankruptcy of
                                    General Partner..............................................................41
         15.4                       Liability and Rights.........................................................42
         15.5                       Successor and Predecessor
                                    General Partners.............................................................43

Article 16                 Dissolution, Winding Up and Liquidation...............................................43
         16.1                       Dissolution..................................................................43
         16.2                       Authority to Wind Up.........................................................44
         16.3                       Accounting...................................................................44
         16.4                       Winding Up and Liquidation...................................................44
         16.5                       Claim of Limited Partners and Assignees......................................45
         16.6                       No Restoration of Negative Capital
                                    Accounts.....................................................................45

Article 17                 Power of Attorney.....................................................................45
         17.1                       Power of Attorney............................................................45
         17.2                       Additional Documents.........................................................46

Article 18                 Miscellaneous.........................................................................47
         18.1                       Notices......................................................................47
         18.2                       Choice of Law................................................................47
         18.3                       Article and Section Headings.................................................47
         18.4                       Sole Agreement...............................................................48
         18.5                       Execution in Counterparts....................................................48
         18.6                       Remedies Cumulative..........................................................48
         18.7                       Waiver.......................................................................48
         18.8                       Waiver of Action for Partition...............................................48
         18.9                       Assignability................................................................48
         18.10                      Gender and Number............................................................48
         18.11                      Severability.................................................................48

Signatures.......................................................................................................49


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                        LIMITED PARTNERSHIP AGREEMENT
                                       OF
                              GLENBOROUGH PARTNERS
                        A CALIFORNIA LIMITED PARTNERSHIP


         This Limited Partnership Agreement (the "Agreement"), dated as of December 30, 1993, is made and entered into by GLENBOROUGH REALTY CORPORATION, a California corporation and ROBERT BATINOVICH, an individual, as General Partners, and ROBERT BATINOVICH, an individual, as the Initial Limited Partner, and all other parties who shall become partners of this limited partnership as hereinafter provided.

         In consideration of the mutual covenants and promises herein, the parties hereby form a limited partnership under the California Revised Limited Partnership Act upon the following terms and conditions:

                                   ARTICLE I

                                  DEFINITIONS

         1.1 DEFINITIONS. When used in this Agreement, the following terms shall have the meanings set forth below, except as otherwise specifically modified:

                  "ACT" means the California Revised Limited Partnership Act, as amended from time to time.

                  "ADDITIONAL LIMITED PARTNER" means a Person admitted to the Partnership as an additional Limited Partner pursuant to Article 14 hereof.

                  "AFFILIATE" means any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question.

                  "ALLOCABLE   SHARE"  of  a  General  Partner  is  his  or  its
         percentage interest as set forth in Section 8.2(B) comprising an aggregate of one percent (1%) and of the Limited Partners and Assignees, at any particular time, an aggregate of 99%. The "Allocable Share" of a Limited Partner or Assignee, at any particular time, means the percentage which the number of Units held by such Limited Partner or assigned to such Assignee is of the total number of Units outstanding multiplied by 99%. If at any time, the aggregate of all General Partner Interests represents more than 1% of all Units, the Allocable Share of all General Partners shall be the percentage interest represented by the ratio between all such Units which are represented by General Partner Interests and all Units, and the Allocable Share of all Limited Partners


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         and Assignees shall be the percentage interest represented by the ratio between all Units held by Limited Partners and Assignees and all Units.

                  "ASSIGNEE" means a Person to whom one or more Units have been assigned by a Partner but who has not become a Substituted Limited Partner.

                  "ASSOCIATE means any shareholder, director, officer, employee or agent of any General Partner and any employee or agent of the Partnership.

                  "BOOK DEPRECIATION" means the depreciation, cost recovery or amortization of nondepletable assets that would be allowable to the Partnership for federal income tax purposes if its tax basis in such assets were equal to the Book Value of such assets.

                  "BOOK GAIN" OR "BOOK LOSS" means the gain or loss that would be recognized by the Partnership for federal income tax purposes as a result of sales or exchanges of its assets if its tax basis in such assets were equal to the Book Value of such assets.

                  "BOOK VALUE" means (a) as to property contributed to the Partnership, its agreed value; (b) as to property acquired in any other manner, its value as reflected on the books of the Partnership as of the date it is acquired by the Partnership; and (c) as to property owned by the Partnership at the time of any repurchase or issuance of Units for money or other property, its fair market value at that time, all adjusted for Book Depreciation.

                  "CAPITAL ACCOUNT" means the account (maintained on a per- Unit basis in the case of Unitholders) which shall be credited with the Unitholder's or General Partner's distributive share of (a) cash contributed to the Partnership; (b) the Book Value of contributed property; (c) Net Income; (d) the amount of Partnership liabilities assumed by such Unitholder or General Partner or that are secured by any Partnership Property distributed to such Unitholder or General Partner, and (e) increases in the basis of Partnership Property attributable to investment credit recapture; and which shall be debited with the Unitholder's or General Partner's distributive share of (v) cash distributions (w) the Book Value of distributed property; (x) Net Loss; (y) the amount of liabilities of a Unitholder or General Partner assumed by the Partnership or that are secured by any Partnership Property contributed by such Unitholder or General Partner assumed by the Partnership or that are secured by any Partnership Property contributed by such Unitholder or General Partner to the Partnership; and (z) decreases in the basis of the Partnership Property for any

                                       2

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         credits  allowed under the Code. A Limited  Partner's  Capital  Account shall be the aggregate Capital Account attributable to the Units held by such Limited Partner. In the case of transfer by an existing Partner of a Partnership interest, the transferee will succeed to the Capital Account relating to the Partnership interest transferred. Upon the repurchase of Units or upon the issuance of additional Units for money or other property (other than a de minimis amount) the Capital Accounts of each Unitholder outstanding prior to the repurchase or issuance and the Capital Accounts of the General Partners shall be adjusted to reflect a revaluation of the Partnership Property on the Partnership books to its fair market value and the Capital Accounts of all Partners shall be adjusted simultaneously to reflect such adjustment as if the Partnership recognized Net Income or Net Loss equal to the amount of such adjustment. It is intended by this provision to comply with Treasury Regulations Section 1.704-1(b) and Code Section 704(c).

                  "CAPITAL CONTRIBUTION" means the individual total amount contributed by each Partner to the capital of the Partnership as provided in Article 8 or Article 9 hereof.

                  "CASH AVAILABLE FOR DISTRIBUTION" means cash held by the Partnership in excess of (a) cash required for all expenses, liabilities and obligations of the Partnership (whether for expense items, capital expenditures, improvements, retirement of indebtedness or otherwise); and (b) reserves as established in the sole discretion of the Managing General Partner for Partnership capital expenditures, improvements, retirement of indebtedness, operations, or contingencies, known or unknown, liquidated or unliquidated, including, but not limited to, liabilities which may be incurred in litigation and liabilities undertaken pursuant to the indemnification provisions of this Agreement.

                  "CERTIFICATE" means a certificate, evidencing ownership of one or more Units, in the form approved by the Managing General Partner.

                  "CERTIFICATE OF LIMITED PARTNERSHIP" means the certificate of limited partnership filed pursuant to the Act or any successor statute, as the same may be amended from time to time.

                  "CLOSING  DATE"  means  that  date  selected  by  the  General
         Partners  for  the   contribution   of  the  Exchange   Assets  to  the
         Partnership.

                  "CODE" means the Internal Revenue Code of 1986 or any successor statute, as amended from time to time.

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


                  "EXCHANGE AGREEMENT" means the agreement between the Original Limited Partner and the Partnership whereby the Exchange Assets are transferred to the Partnership in exchange for a number of Units equal to the number of units of partnership interest, both general and limited, of the Original Limited Partner that are outstanding on the Closing Date.

                  "EXCHANGE  ASSETS"  means  the GOCO  L.P.  Units and all other
         assets  contributed  to  the  Partnership   pursuant  to  the  Exchange
         Agreement.

                  "EXCHANGE TRANSACTION" means the transaction whereby the Partnership will exchange Units for Exchange Assets.

                  "EXCHANGE VALUE" means the value assigned to the Exchange Assets for purposes of the Exchange Transaction.

                  "GENERAL PARTNERS" means the Persons named hereinabove as general partners in their capacity as general partners of the Partnership, and any successor or additional general partners. "General Partner" means one of the General Partners.

                  "GENERAL PARTNER INTERESTS" means Units designated as such pursuant to Sections 8.4 or 9.2

                  "GOCO"  means  GOCO  Realty  Fund  I,  a  California   limited
         partnership.

                  "GOCO  L.P.  UNITS"  means  the  entire  limited   partnership
         interest in GOCO.

                  "INITIAL LIMITED PARTNER" means Robert Batinovich.

                  "LIMITED PARTNERS" means the Initial Limited Partner, the Original Limited Partner and the Additional Limited Partner for so long as they are limited partners hereunder. "Limited Partner" means one of the Limited Partners. No Assignee who has not been admitted as a Substituted Limited Partner shall be considered a Limited Partner for the purposes of this Agreement.

                  "LIMITED PARTNERS' UNITS" means Units held or owned by any Person or Persons as Limited Partner(s).

                  "MAJORITY INTEREST" means the Limited Partners of record holding more than fifty percent (50%) of the Units held by all Limited Partners of record.

                  "MANAGING GENERAL PARTNER" means the Person so designated pursuant to Section 3.2.

                  "MEMBER" means a Person owning an interest, whether as a general partner, limited partner, sole proprietor or otherwise, in the Original Limited Partner.

                  "NET INCOME" OR "NET LOSS" means the Partnership's taxable income or loss (as an entity) under Code Section 703 computed with the following adjustments:

                  (a) Tax-exempt income described in Code Section 705(a)(1)(B) shall be included and any expenditures not deductible in computing taxable income shall be deductible.

                  (b) The only deduction for depreciation, cost recovery or amortization shall be Book Depreciation.

                  (c) Book Gain or Book Loss shall be used instead of taxable gain or loss.

                  "NET OTHER ASSETS (LIABILITIES)" means the cash, accounts receivable and certain other assets, less accounts payable and certain liabilities of the Original Limited Partner which are included in the Exchange Assets.

                  "OPERATING LIMITED PARTNERSHIP" means a limited partnership or limited partnerships between the General Partners, as general partners, and this Partnership, as the sole limited partner or between the General Partners, as general partners, and any partnership, as the sole limited partner, in which this Partnership is, directly or indirectly, the sole limited partner, as it may be altered from time to time, formed for the purpose of holding and operating all or part of the Partnership Property or to simplify recording or filing requirements, or to facilitate financing or for any other proper purpose. The initial Operating Limited Partnership shall be GOCO, formerly known as Glenborough Operating Co., Ltd., a California Limited Partnership, formed pursuant to an Operating Limited Partnership Agreement, dated February 25, 1986, between the General Partners, as general partners, and the Original Limited Partner, as the sole limited partner.

                  "ORIGINAL  LIMITED  PARTNER"  means  Glenborough   Limited,  a
         California limited partnership, who becomes a Limited Partner as provided in Article 7 hereof.

                  "PARTNER" means a General Partner or a Limited Partner; and "Partners" means the General Partners and all Limited Partners.

                  "PARTNERSHIP" means the limited partnership created by this Agreement and any successor partnership thereto continuing the business of the Partnership which is a reformation or reconstitution of the partnership governed by this Agreement.

                  "PARTNERSHIP CAPITAL" means the total of all the Partners' Capital Accounts at any given time.

                  "PARTNERSHIP PROPERTY" means the Exchange Assets and any and all other property, real or personal, now or hereafter owned by the Partnership or an Operating Limited Partnership or in or to which the Partnership or an Operating Limited Partnership has any interest, right or claim and shall include any interest in any Operating Limited Partnership received by the Partnership in exchange for Partnership Property.

                  "PERSON" means an individual, partnership (general or limited and whether domestic or foreign), joint venture, estate, association, corporation, trust company, trust or other entity.

                  "PRIMARY OPERATING LIMITED PARTNERSHIP" means an Operating Limited Partnership in which the Partnership holds a direct interest as the sole limited partner.

                  "PROJECTS" means the real estate projects owned by all Operating Limited Partnerships.

                  "RECORD DATE" means the date established by the Partnership for determining (a) the identity of Partners entitled to notice of or to vote at any meeting of Partners or entitled to vote by ballot or give consent to Partnership action in writing without a meeting, or entitled to exercise rights in respect of any other lawful action of Partners, or (b) the identity of Partners and Assignees entitled to receive any report or distribution.

                  "RELATED PERSON" means the Original Limited Partner, a General Partner; or any partner, officer, director of Affiliate of any of the foregoing.

                  "REQUEST AND POWER" means a request for admission as a Substituted or Additional Limited Partner, an agreement to be bound by the terms of this Agreement, a power of attorney and the provision of such other information as the Partnership shall request in such forms as are approved by the Partnership.

                  "RETURN OF CAPITAL" means any distribution to the Partners to the extent that such distribution reduces the Partnership Capital. A distribution reduces the Partnership Capital to the extent that it exceeds the following amount: the sum of the Net Income of the Partnership since its formation, reduced by (but not below zero) the sum of the Net

         Losses of the Partnership since its formation and the sum of all prior distributions.

                  "SECONDARY  OPERATING LIMITED  PARTNERSHIP" means an Operating
         Limited   Partnership   that  is  not  a  Primary   Operating   Limited
         Partnership.

                  "SUBSTITUTED LIMITED PARTNER" means a Person admitted to the Partnership as a limited partner pursuant to Article 8, 9 or 14 hereof.

                  "TRANSFER AGENT" means a Person appointed by the Partnership to act as transfer agent for the Units.

                  "TAX CREDITS" means all credits against income, franchise or similar taxes, including, without limitation, investment tax credits and credits allowable to Partners or Assignees under federal, state or other taxing statutes.

                  "UNIT" means a unit of interest in the Partnership acquired or issued pursuant to 'Articles 8 or 9. "Units" means all of such units of interest.

                  "UNITHOLDER" means any Person who, for tax purposes, is to be treated as a Limited Partner whether such Person is a Limited Partner, an Assignee or a Member of the Original Limited Partner to the extent it has not distributed Units to its Members.

         1.2 ACCOUNTING TERMS AND DETERMINATIONS. All accounting terms used herein shall be interpreted, and all accounting and tax determinations hereunder shall be made, in accordance with the following:

                  (a) For financial reporting purposes, the Partnership shall adhere to generally-accepted accounting principles;

                  (b) For purposes of determining Partner Capital Accounts, the Partnership shall adhere to the provisions of Treasury Regulations
         Section 1.704-1(b);

                  (c) For purposes of determining Partner and Assignee distributable shares of taxable income and loss, the Partnership shall adhere to the provisions of Code Sections 704(b) and (c) and the regulations promulgated thereunder.

                                   ARTICLE 2

                            THE LIMITED PARTNERSHIP

         2.1 FORMATION OF THE PARTNERSHIP. The General Partners and the Initial Limited Partner hereby agree to form, and by execution of this Agreement do hereby enter into, a limited partnership under the Act, which Act shall, except as set forth in this Agreement, govern the rights and liabilities of the parties hereto.

         2.2 PARTNERSHIP NAME. The name of the Partnership is "Glenborough Partners, a California Limited Partnership." The Partnership shall conduct business under such name or such other name or names as the Managing General Partner may from time to time deem necessary, appropriate or advisable. The Managing General Partner in its sole discretion may change the name of the Partnership at any time and from time to time. The General Partners and, if necessary, the Limited Partners, shall promptly execute and the Managing General Partner shall file and record with proper offices in each jurisdiction in which the Partnership does or elects to do business, and publish such certificates or other statements or instruments as are required by the Act, fictitious or assumed name acts, or any other similar statute in effect in such jurisdiction, in order to conduct validly the Partnership business therein as a limited partnership.

         2.3 BUSINESS AND PURPOSE. The business and purpose of the Partnership shall be to engage in the Exchange Transaction and any lawful act or activity in which a partnership may engage, including, without limitation, to engage generally in any and all phases of the business of owning, holding, managing, developing, controlling, acquiring, purchasing, disposing of or otherwise dealing in or with any interests or rights in any real or personal property, directly or through one or more Operating Limited Partnerships or other entities or arrangements. Without limiting the generality of the foregoing, the Partnership may perform such other acts incidental and supplementary to the foregoing as the Managing General Partner determines to be necessary, appropriate or advisable.

         2.4 PRINCIPAL OFFICE. The office of the Partnership within California for purposes of Section 15614(a) of the Act shall be at 400 South El Camino Real, Eleventh Floor, San Mateo, California 94402. The Managing General Partner may change such office and establish other places of business for the Partnership (within or without the State of California) as it may, from time to time, deem necessary or appropriate; provided, however, that the Managing General Partner shall give the Partners and Assignees notice in writing of any change of address of the office of the Partnership and, in connection therewith, shall amend the Certificate of Limited Partnership in accordance with the Act. The Managing General Partner may select one or more Persons in California to act as agent for service of process on behalf of the Partnership, including, without limitation, a General Partner or a Related Person.

         2.5 TERM. The Partnership shall commence on the date the Certificate of Limited Partnership is filed in the office of the

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


Secretary of State of California in accordance with the provisions of the Act and shall continue until January 31, 2037, unless extended by amendment of this Agreement or unless the Partnership is dissolved prior to that date pursuant to
Article 16.

         2.6 EXECUTION OF DOCUMENTS. The Managing General Partner (or, if required, all the General Partners) shall execute, acknowledge, file, record or deliver all Certificates of Limited Partnership, amended certificates, instruments or other documents and counterparts thereof and make all filings and recordings and perform all other acts as shall be necessary to comply with the laws of the State of California for the formation of the Partnership, thereafter for the continued good standing of the Partnership, and, when appropriate, for the termination of the Partnership. The Managing General Partner (or, if required, all the General Partners) shall also execute such certificates, amended certificates and other documents conforming hereto and perform such recording, publishing and other acts as may be appropriate to comply with the requirements of law for the formation, reformation, qualification and/or operation of a limited partnership in all jurisdictions where the Partnership may wish to do business, if deemed necessary by the Managing General Partner. Such certificates, instruments, documents and counterparts may be signed by the Managing General Partner on behalf of any or all of the Limited Partners acting pursuant to the powers of attorney from the Limited Partners.

                                   ARTICLE 3

                              THE GENERAL PARTNERS

         3.1 GENERAL. The General Partners shall devote such time and attention to the business of the Partnership as may be reasonably necessary to carry out their duties hereunder in the conduct of such business, but any General Partner and its partners, shareholders, officers, directors, employees and agents shall have the right to be otherwise employed by an entity or entities other than the Partnership, including, without limitation, Affiliates of the Partnership, on a part-time or full-time basis. Nothing contained herein shall prevent a General Partner or any partner, shareholder, officer, director, employee or agent of a General Partner from becoming an Assignee or a Substituted or Additional Limited Partner, whereupon such Person shall be entitled to all rights, shall be subject to all obligations and shall be deemed, as to such Units, an Assignee or a Limited Partner, as applicable.

         3.2 MANAGEMENT POWER. The Managing General Partner shall have full, exclusive and complete discretion in the management and control of the business of the Partnership for the purposes herein stated, and shall make all decisions affecting the business of the Partnership, shall act as tax matters partner for the Partnership, and may take such actions as it deems necessary or appropriate to
                                       9
accomplish the purposes of the Partnership as set forth herein. The Managing General Partner shall be Glenborough Realty Corporation and any successor to the Managing General Partner which becomes the Managing General Partner of the Partnership pursuant to Article 15. If there is no successor which becomes a Managing General Partner pursuant to Article 15, then Robert Batinovich shall become Managing General Partner until a meeting of the Partners can be convened to elect a Person to serve as a General Partner and as Managing General Partner hereunder. Except as may otherwise be set forth in this Agreement, no General Partner, other than the Managing General Partner, shall have any authority, right or power to bind the Partnership or to manage or control the business of the Partnership in any manner whatsoever.

         3.3 POWERS OF THE MANAGING GENERAL PARTNER. Subject to the provisions of Article 6 vesting certain voting rights in the Limited Partners, in connection with such management and control, the Managing General Partner shall have the power and authority to do or cause to be done any and all acts, at the expense of the Partnership, deemed by the Managing General Partner to be necessary or appropriate to carry out the purposes of the Partnership. The power and authority of the Managing General Partner shall be liberally construed to encompass all acts and activities in which a partnership may engage. The power and authority of the Managing General Partner shall include, without limitation, the power and authority:

                  (A) To engage in the Exchange Transaction and to acquire, own, lease, sublease, manage, hold, deal in, control or dispose of any interests or rights in real or personal property, including, without limitation, the powers to sell, exchange, mortgage, pledge, convey in trust, enter into joint ventures or partnerships respecting or otherwise hypothecate all or any portion of the Partnership Property, and to contribute all or any of the Partnership Property to an Operating Limited Partnership and to act as a limited partner thereof;

                  (B)  To  create,   by  grant  or   otherwise,   easements  and
         servitudes;

                  (C) To alter, improve, repair, raze, replace and rebuild Partnership Property;

                  (D) To let or lease Partnership Property for any period, and for any purpose;

                  (E) To apply proceeds of any sale, exchange, mortgage, pledge or other disposition of Partnership Property to payment of liabilities of the Partnership and to pay, collect, compromise, arbitrate or otherwise adjust any and all other claims or demands of or against the Partnership, or to hold such proceeds against the payment of contingent liabilities, known or unknown;

                  (F) To  maintain  or cause  to be  maintained  records  of all rights and interests acquired for or disposed of by the Partnership, all correspondence relating to the Partnership business and the original records (or copies on such media as the Managing General
         Partner deems appropriate) of all statements, bills and other instruments furnished the Partnership in connection with its business;

                  (G) To maintain records and accounts of all operations and expenditures, make all filings and reports required under applicable rules and regulations of any governmental department, bureau or agency, any securities exchange and any automated quotation system of a registered securities association, and furnish the Partners and Assignees with all necessary United States federal, state or local income tax reporting information or such information with respect to any other jurisdiction;

                  (H) To purchase and  maintain,  in its  discretion  and at the expense of the Partnership, liability, indemnity and any other insurance, including errors and omissions insurance, sufficient to protect the Partnership, the General Partners and any other Person from those liabilities and hazards which may be insured against in the conduct or management of the Partnership's business;

                  (I) To make, execute, assign, acknowledge and file on behalf of the Partnership, any and all documents or instruments of any kind which the Managing General Partner may deem appropriate in carrying out the purposes and business of the Partnership, including, without limitation, powers of attorney, agreements of indemnification, sales contracts, deeds, options, loan obligations, mortgages, deeds of trust, notes, documents or instruments of any kind or character, and amendments thereto. Any person, firm or corporation dealing with the Managing General Partner shall not be required to determine or inquire into the authority and power of the Managing General Partner to bind the Partnership and to execute, acknowledge and deliver any and all documents in connection therewith;

                  (J) To borrow money or to obtain credit in such amounts, on such terms and conditions, and at such rates as the Managing General Partner deems appropriate, from banks, other lending institutions and any other Person, including the Partners and Assignees, for any Partnership purpose, including, without limitation, any loan incurred for the purpose of making one or more distributions to any or all Partners and Assignees, including any distributions which are, in whole or in part, a Return of Capital; and in connection with such loans to mortgage, pledge, assign or otherwise encumber or alienate any or all Partnership Property, including any income therefrom, to secure or provide repayment thereof. As between the Partnership and any lender, it shall be conclusively presumed that the proceeds of such loans are to be and will be used for the purposes authorized herein and that the Managing General Partner has the full power and authority to borrow such money and to obtain such credit;

                  (K) To assume obligations, enter into contracts, including contracts of guaranty or suretyship, incur liabilities, lend money and otherwise use the Partnership's credit and secure any of the Partnership's obligations, contracts or liabilities by mortgage, pledge or other encumbrance of all or any part of its property, franchises and income;

                  (L) To invest Partnership funds in debt or equity securities or other obligations of other issuers, including, but not limited to, securities or other obligations of other partnerships; provided, however, that the Managing General Partner shall not invest Partnership funds in such a manner that the Partnership will be considered to be holding itself out as being engaged primarily in the business of investing, reinvesting or trading in securities or will otherwise be deemed to be an investment company under the Investment Company Act of 1940, as amended;

                  (M) To make any election on behalf of the Partnership as is or may be permitted under the Code or under the taxing statute or rule of any state, local, foreign or other jurisdiction, and to supervise the preparation and filing of all tax and information returns which the Partnership may be required to file;

                  (N) To maintain the buildings, appurtenances and grounds of the Partnership Property in accordance with acceptable standards, including within such maintenance, without limitation thereof, interior and exterior cleaning, painting and decorating, plumbing, carpentry and such other normal maintenance and repair work as may be appropriate;

                  (O) To collect all rents and other charges from lessees of Partnership Property and concessionaires, and otherwise due the Partnership, with respect to the Partnership Property. The Partnership authorizes the Managing General Partner to request, demand, collect, receive and receipt for all such rents and other charges and to institute legal proceedings in the name of the Partnership for the collection thereof and for the dispossession of any Person from Partnership Property and such expense may include the costs of counsel for any such matter;

                  (P) To cause to be disbursed (1) the aggregate amount required to be paid pursuant to any indebtedness of the Partnership, including therein amounts due under any mortgages or deeds of trust for interest, amortization of principal and for allocation to reserve or escrow funds; (2) the amount of rent payable by the terms of any lease under which the Partnership holds the Partnership Property, or any portion thereof, promptly when due; (3) the amount of all real estate taxes and other impositions levied by appropriate authorities; and (4) amounts otherwise due and payable as expenses of the Partnership authorized to be incurred under the terms of this Agreement;

                  (Q) To employ and engage suitable agents, employees, advisers, consultants and counsel (including any custodian, investment adviser, accountant, attorney, corporate fiduciary, bank or other reputable financial institution, or any other agents, employees or Persons which may serve in such capacity for the Managing General Partner or any Related Person) to carry out any activities which the Managing General Partner is authorized or required to carry out or conduct under this Agreement, including, without limitation, a Person which may be engaged to undertake some or all of the general management, property management, financial accounting and record keeping, construction supervision and other duties of the Managing General Partner, to indemnify such Persons against liabilities incurred by them in acting in such capacities on behalf of the Partnership and to rely on the advice given by such Persons, it being agreed and understood that the Managing General Partner shall not be responsible for the acts and omissions of any such Persons and shall assume no obligations in connection therewith other than the obligation to use due care in the selection thereof;

                  (R) To enter into an agreement or agreements with real estate brokers or agents, investment banking firms, appraisers or others providing for the engagement of such Persons on an exclusive or nonexclusive basis to advise or represent the Partnership in the valuation, sale, lease or other dealings in the Partnership Property, it being understood that the Managing General Partner shall not be responsible for the acts and omissions of any such Persons and shall assume no obligations in connection therewith other than the obligation to use due care in the selection thereof;

                  (S) To hold Partnership Property in the name of one or more nominees, with or without disclosure of the fiduciary relationship;

                  (T) To keep proprietary or trade secret information confidential, and if deemed necessary by the Managing General Partner, to keep such information confidential from the Limited Partners for a reasonable period of time;

                  (U) To pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise upon such terms as it may determine and upon such evidence as it may deem sufficient, any obligation, suit, liability cause of action or claim, including taxes, either in favor of or against the Partnership;

                  (V) To prosecute, protect and defend or cause to be protected and defended all patents, patent rights, trade names, trademarks, service marks and other marks, and all applications with respect thereto which may be held by the Partnership, and to take all reasonable and necessary actions to protect the secrecy of and the proprietary rights with respect to any secret know-how, secret processes or other proprietary information, and to prosecute and defend all rights of the Partnership in connection therewith;

                  (W) To register, qualify or list, or cause to be registered, qualified, listed or reported, this Agreement or Units hereunder pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any other securities laws of the United States, the securities laws of any state of the United States, the laws of any other jurisdiction, or with any securities exchange or pursuant to an automated quotation system of a registered securities association as the Managing General Partner deems appropriate;

                  (X) To issue, purchase, repurchase, redeem, receive, take or otherwise acquire, own, hold, sell, lend, exchange, trade in, grant calls or options or warrants, grant appreciation rights, transfer or otherwise dispose of, pledge, use and otherwise deal in and with Units and shares, bonds, debentures and other securities, whether issued by the Partnership or issued by any other Person, whether on an exchange, over the counter, in private transactions or in other transactions, and whether for the Partnership or for any plan maintained or sponsored by the Partnership, including securities of the Partnership of a different class or series than the Units, whether debt or equity, redeemable or nonredeemable, convertible or nonconvertible, and including securities with different rights, preferences, privileges, allocations and tax consequences;

                  Notwithstanding the foregoing, to establish and maintain for the General Partners and the directors, officers and employees of the Managing General Partner, Glenborough Corporation and its Affiliates, an option plan relating to Units on such terms and conditions as the Managing General
                                       14

         Partner shall in its reasonable discretion determine; provided, however, that without the prior approval of a Majority Interest (i) the total number of Units subject to option plus the total number of Units purchased on exercise of option shall not exceed ten percent (10%) of the total number of Units issued and outstanding at any given time;
         (ii) the option price shall never be less than one hundred percent (100%) of the fair market value of a Unit on the date of grant; and
         (iii) no option shall be exercisable after ten years from the date of grant;

                  (Y) To establish and maintain, including the right to terminate, a distribution reinvestment plan whereby Partners may automatically reinvest in the purchase of Units, Cash Available for Distributions as the same may be distributed pursuant to Article 11 hereof, including offering and selling Units to Partners under such plan at a price not less than ninety-five percent (95%) of the fair market value of a Unit on the date of such reinvestment;

                  (Z) To qualify to do business in any other state, territory, dependency or foreign country;

                  (AA) To make donations, regardless of specific benefit to the Partnership, for the public welfare, to community or hospital funds, or for charitable, educational, scientific, civic, political or similar purposes;

                  (BB) To pay  pensions,  and to establish,  participate  in and maintain as plan sponsor or otherwise, pension, profit sharing, bonus, purchase, option, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions for any or all of the employees of the Partnership, and any partner, shareholder, director, officer, employee or agent of a General Partner or any Affiliate, including plans, trusts and provisions which may provide for the ownership, acquisition, holding, or disposition of Units or any other securities of the Partnership; and to indemnify and purchase and maintain insurance on behalf of, any fiduciary of such retirement, incentive and benefit plans, trusts or other provisions, including, without limitation, health insurance, medical and dental reimbursement, life insurance, accident insurance, disability insurance and other plans, trusts or provisions;

                  (CC) To put into effect and carry out any plan of reorganization or arrangement and the orders of the court or judge entered in a proceeding for reorganization or arrangement under any applicable statute of the United States or of any state, local or other jurisdiction, and to undertake any proceeding and perform any act provided in the plan or directed by such orders, without further action by any Partner
                                       15
         or Assignee. Such power and authority may be exercised and such proceedings and acts may be undertaken, as may be directed by such orders, by the trustee or trustees of the Partnership appointed in the reorganization or arrangement proceeding (or a majority thereof), or if none is appointed and acting, by the Managing General Partner or a master or other representative appointed by the court or judge, with like effect as if exercised and taken by unanimous action of the Partners and Assignees;

                  (DD) To distribute money or Partnership Property to Partners and Assignees in accordance with this Agreement regardless of the source of such money or Partnership Property, including, without limitation, money borrowed by the Partnership or by the Managing General Partner on behalf of the Partnership;

                  (EE) To possess and exercise any additional powers and rights of general partners in a limited partnership, including, without limitation, those granted under the Act and any other applicable laws, to the extent not inconsistent with this Agreement;

                  (FF) To take any and all action, conduct all proceedings and execute all rights and privileges, contracts and agreements of any kind whatsoever, although not specifically mentioned in this Agreement, that the Managing General Partner may deem necessary or appropriate to conduct the business of the Partnership or to carry out the purposes of the Partnership. The expression of any power or authority of the Managing General Partner in this Agreement shall not limit or exclude any other power or authority which is not specifically or expressly set forth in this Agreement; and

                  (GG) To determine for purposes of Subsections (X) and (Y) hereof the fair market value of a Unit; provided, however, that until such time as there shall be a public market (as hereinafter defined) for the Units, the Managing General Partner shall determine and fix such value only after first retaining and considering the opinion of one or more independent consultants experienced in valuing securities such as the Units and shall consider all other factors reasonably related to the valuation of the Units including, without limitation, current book value, recent arm's length purchases and sales including trades in the over-the-counter market and values of limited partnership interests of other comparable real estate limited partnerships. Once a public market has been established for the Units, fair market value shall be determined as applicable based on either (i) the average of the daily high and low sale prices of the Units on a national stock exchange ("Exchange") for the period of five (5) trading days ending on the valuation date; or (ii) the average of the mean between the closing representative bid and asked prices for the Units on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System for the period of five (5) trading days ending on the valuation date. If there is no trading in the Units on the Exchange or closing representative bid and asked prices for the Units on the NASDAQ System for a substantial amount of time during any trading day in the five-day period, the fair market value of a Unit shall be determined by the Managing General Partner on the basis of such market quotations as it shall deem appropriate. The existence of a public market for the Units shall mean either that the Units shall have been listed for trading on an Exchange, or that trading information for the Units is reported on the NASDAQ System.

         3.4 LIABILITY OF GENERAL PARTNERS. The General Partners shall be liable to the Partnership and the Limited Partners and Assignees for gross negligence or gross misconduct but neither the General Partners nor their Associates shall be liable to either the Partnership or the Limited Partners or to Persons who have acquired interests in the Units, whether as Assignees or otherwise, for errors in judgment or for any acts or omissions that do not constitute willful misconduct. If this Section 3.4 shall, for any reason and to any extent, be invalid or unenforceable, it is intended that this Section 3.4 shall be construed to exculpate the General Partners and their Associates to the fullest extent permitted by law.

         3.5 SIMILAR ACTIVITIES OF GENERAL PARTNERS. The General Partners and their respective Associates may, directly or indirectly (including, without limitation, through a Related Person or other entity in which the General Partner or any such Related Person holds an ownership interest), engage in any and all aspects of the business of owning, holding, developing, controlling, acquiring, purchasing, managing, disposing of and otherwise dealing with real, personal or mixed property; act as a partner (limited or general), shareholder, director, officer, employee or agent of any entity (including GOCO and Glenborough Corporation) engaging in such business or activities; or engage in any other businesses and activities, whether the same be competitive with the Partnership, an Operating Limited Partnership or otherwise, for their own account and for the account of others, without having or incurring any obligation to offer any interest in such properties, businesses or activities to the Partnership or any Partner or Assignee and nothing herein contained shall be deemed to prevent any General Partner or any such Related Person from conducting such other business and activities. Neither the Partnership nor any Operating Limited Partnership, nor any of the Partners or Assignees shall have any rights by virtue of this Agreement in any independent business ventures of a General Partner or any such Related Person. However, all records kept and maintained by the Managing General Partner for the Partnership pursuant to this Agreement shall be
                                       17
maintained separately from those for other operations of the General Partners, including other partnerships for which a General Partner is a general partner.

         3.6  INDEMNIFICATION OF GENERAL PARTNERS.

         (A) The General Partners and each of their respective Associates (individually an "Indemnitee") shall, to the fullest extent permitted by law, be indemnified and held harmless by the Partnership from and against all losses, claims, damages, liabilities (joint and several), expenses (including, without limitation, attorneys' fees and expenses, and any expenses of establishing a right to indemnification under this Section 3.6), judgments, fines, settlements and other amounts (collectively "Liability") arising from or incurred in connection with any claim, demand, action, suit or proceeding (including, but not limited to, claims, demands, actions, suits and proceedings by, in the name of or on behalf of, the Partnership), whether civil, criminal, administrative or investigative and whether threatened, pending or completed (collectively
"Proceeding") in which the Indemnitee may be involved, or threatened to be involved, as a party or otherwise by reason of: (i) its status at any time as a General Partner or Associate of a General Partner; (ii) its management of the Partnership; and/or (iii) any act performed or omitted to be performed by it at any time in connection with the business, property or affairs of the Partnership whether or not such Indemnitee continues to be a General Partner or an Associate of a General Partner at the time such Liability is paid or incurred, if: (a) such Liability was not the result of gross negligence or gross misconduct by the Indemnitee, and the Indemnitee determined, in good faith, that the course of conduct which caused the Liability was in the best interests of the Partnership; or (b) a court of competent jurisdiction determines upon application that, despite the fact that the requirements of clause (a) are not satisfied, in view of all the circumstances, the Indemnitee is fairly and reasonably entitled to indemnification for such Liabilities as such court may deem proper.

         (B) The termination of a Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not determine in good faith that the course of conduct which caused the Liability was in the best interests of the Partnership.

         (C) Any Liability for which the Partnership and the Indemnitee are jointly liable shall, if the Indemnitee is entitled to indemnification under this Section 3.6, be satisfied first from the assets of the Partnership. The indemnification provided by this Section 3.6 shall be recoverable out of the assets of the Partnership, including any insurance proceeds, and shall not be recoverable out of any other assets of the Limited Partners.

         (D) Expenses (including attorneys' fees and expenses) incurred in defending any Proceeding shall be paid by the Partnership in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that the Indemnitee is not entitled to indemnification as authorized by this Section 3.6.

         (E) The indemnification provided by this Section 3.6 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, vote of the Partners, as a matter of law or otherwise both as to action in the Indemnitee's capacity as a General Partner or Associate of a General Partner and to action in another capacity, shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

         (F) The Partnership shall, to the extent commercially reasonable, purchase and maintain insurance on behalf of the Indemnitees and such other Persons as the Managing General Partner shall determine against any Liability which may be asserted against or expense which may be incurred by such persons in connection with Partnership activities (including, without limitation, any Proceeding) whether or not the Partnership would have the power to indemnify such persons against such Liability under the provisions of this Agreement.

         (G) For purposes of this Section 3.6, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by an Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, an Indemnitee to such plan or participants or beneficiaries of such plan. Excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall be deemed a Liability and action taken or omitted by an Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by an Indemnitee to be in the interests of the participants and beneficiaries of such plan shall be deemed to be for a purpose which is in the best interests of the Partnership. Any payments to an Indemnitee shall be solely from assets of the Partnership and shall not be paid from employee benefit plan assets.

         (H) An Indemnitee shall not be denied indemnification in whole or in part under this Section 3.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies.

         (I) Notwithstanding the foregoing, an Indemnitee shall not be entitled to indemnification hereunder for any Liability imposed in a Proceeding arising from or out of a violation of state or federal securities laws associated with the offer and sale of Units. Indemnification will be allowed for settlements and related expenses of Proceedings alleging securities law violations, and for expenses incurred in successfully defending such Proceedings, providing that a court either (i) approves the settlement and finds that indemnification of the settlement and related costs should be made; or (ii) approves indemnification of litigation costs if a successful defense is made.

         (J) If any provision of this Section 3.6, or the application thereof, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Section 3.6 and the application thereof shall not be affected thereby, it being the intent of this Section 3.6 to indemnify and hold harmless the Indemnitees to the fullest extent permitted by applicable law.

         3.7  OTHER MATTERS CONCERNING GENERAL PARTNERS.

         (A) Each of the General Partners may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         (B) Each of the General Partners may consult with and employ counsel, accountants, appraisers, management consultants, investment bankers and other consultants, advisers and Persons selected by it (who may serve as such for and be employed by the Partnership or any Related Person), and any opinion of such Person as to matters which the General Partner believes to be within that Person's professional or expert competence shall be full and complete authorization and protection with respect to any action taken, suffered, or omitted by the General Partner hereunder in good faith and in accordance with such opinion.

         (C) Each of the General Partners may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents, including, without limitation, any Related Person, and a General Partner shall not be responsible for any misconduct, negligence, or willful act on the part of any agent appointed with due care by any General Partner.

         (D) Any and all fees, commissions, compensation and other consideration received by a General Partner or a partner, shareholder, director, officer, agent or employee of a General Partner permitted hereunder shall be the exclusive property of the recipient, in which the Partnership shall have no right or claim, and the participation by any such Person in any agreement permitted hereunder shall not constitute a breach by such Person of any duty that it may owe the Partnership or the Limited Partners or Assignees under this Agreement or by operation of law.

         3.8  AGREEMENTS WITH A GENERAL PARTNER OR A RELATED PERSON.

         (A) In addition to agreements, arrangements and transactions provided for in or contemplated by this Agreement, a General Partner and any Related Person may, directly or indirectly, deal with the Partnership, including, without limitation, making loans to (but not borrowing from) the Partnership, in connection with carrying out the business of the Partnership or otherwise, as an independent contractor or as an agent for others, and may receive from such others or the Partnership, profits, compensation, commissions or other amounts which the Managing General Partner in good faith believes to be reasonable without having to account to the Partnership therefor, if the material facts as to the agreement or transaction and as to the relationship or interest of the General Partner or Related Person are disclosed or known to the Partners and such agreement or transaction is specifically authorized, approved or ratified by a Majority Interest. Compliance with the provisions of this Section 3.8 (A) shall be a complete defense to any claim of invalidity or for damages or other relief with respect to any such agreement or transaction.

         (B) The satisfaction of the following condition shall be a complete defense to any claim of invalidity or for damages or other relief with respect to any agreement or transaction between a General Partner or a Related Person and another Person based upon the assertion of a breach of duty owed to the Partnership by a General Partner or a Related Person in entering into such agreement or transaction: the material facts as to the agreement or transaction and as to the relationship or interest of the General Partner or Related Person are disclosed or known to the Partners and such agreement or transaction is specifically authorized, approved or ratified by a Majority Interest.

         3.9 CONVEYANCES. The Managing General Partner has the express authority to convey title to any Partnership Property by a conveyance executed by the Managing General Partner alone on behalf of the Partnership.

                                   ARTICLE 4

                        COMPENSATION OF GENERAL PARTNERS

         4.1 COMPENSATION OF GENERAL PARTNERS. Except for options which may be granted to the General Partners pursuant to an option plan, no General Partner shall receive from the Partnership any compensation for his or its services in the capacity of General Partner; provided, however, that nothing contained herein shall preclude a General Partner in his or its capacity as a general partner of an Operating Limited Partnership from being compensated as such as provided in its limited partnership agreement. The Partnership, however, shall pay all expenses, disbursements and advances reasonably incurred by the General Partners and their

Affiliates in connection with the organization of the Partnership and the conduct of Partnership business, including, without limitation, office expenses, secretarial expenses and expenses for entertainment, travel and similar items, including amounts paid to any Person retained to perform services for the Partnership. The Partnership shall promptly reimburse the General Partners and their Affiliates for any such items paid by the General Partners or their Affiliates. The General Partners and their Affiliates shall also receive a reasonable reimbursement for their general and administrative costs allocable to the management and operation of the Partnership, as determined by the Managing General Partner in its discretion; provided, however, that such costs shall be reasonable in amount and necessary to the functions of the Partnership. Such costs shall include salaries and compensation of legal and leasing personnel, costs of software acquisition and costs incurred in connection with servicing Partnership notes receivable, but shall exclude salaries and compensation of the officers and directors of any General Partner.

                                   ARTICLE 5

                THE LIMITED PARTNERS, ASSIGNEES AND TRANSFERREES

         5.1 LIMITED LIABILITY. No Limited Partner or Assignee (unless such Limited Partner or Assignee is a General Partner or otherwise participates in the control of the business of the Partnership) shall be personally liable for any of the debts of the Partnership or for any Net Losses beyond the amount of the Capital Contribution made or agreed to be made to the Partnership by the Limited Partner or Assignee and any undistributed Net Income allocated to the Limited Partner or Assignee. However, to the extent required by law, each Limited Partner or Assignee receiving any actual or constructive distribution may be liable to return such distribution if and to the extent that, immediately after giving effect to the distribution, all liabilities of the Partnership, other than liabilities to Partners or Assignees on account of their interest in the Partnership and liabilities as to which recourse of creditors is limited to specific property of the Partnership, exceed the fair value of the Partnership Property; provided, however, that the fair value of any Partnership Property that is subject to a liability as to which recourse of creditors is so limited shall be included in the Partnership Property for purposes of this sentence only to the extent that the fair value of such Partnership Property exceeds such liability. Any Limited Partner returning all or any part of a distribution actually received by an Assignee or successor of the Limited Partner shall be subrogated to the Partnership's right to seek a return to the Partnership of the distribution from the Assignee or such successor. In no event shall any Limited Partner or Assignee be obligated under any circumstances to make any Capital Contribution to the Partnership for any purpose whatsoever, other than Capital Contributions described in Articles 8 and 9.

         5.2  RESTRICTIONS ON LIMITED PARTNERS AND ASSIGNEES.

         (A) No Limited Partner or Assignee shall participate as such in the management and control of the business of the Partnership, transact any business for the Partnership, or attempt to do so, unless such Limited Partner or Assignee is also the Managing General Partner or a Related Person or other Person employed or engaged to transact any such business by or on behalf of the Managing General Partner or the Partnership. The transaction of any such business by a Limited Partner or Assignee employed or engaged to do so by or on behalf of the Managing General Partner or the Partnership shall not be in his, her or its capacity as Limited Partner or Assignee and shall not affect, impair or eliminate the limitations on the liability of the Limited Partner or Assignee under this Agreement.

         (B) No Limited Partner or Assignee shall have the power to represent, sign for or bind the Managing General Partner, any other General Partner or the Partnership, unless such Limited Partner or Assignee is also the Managing General Partner or a Related Person or other Person given such power by the Managing General Partner.

         5.3 OUTSIDE ACTIVITIES. A Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership. Neither the Partnership nor any of the Partners or Assignees shall have any rights by virtue of this Agreement in any independent business ventures of any other Limited Partner or Assignee.

         5.4 NO WITHDRAWAL OR DISSOLUTION. No Limited Partner shall at any time withdraw from the Partnership, except as provided in this Agreement. No Limited Partner shall have the right to have the Partnership dissolved or the right to a Return of Capital from the Partnership, except as provided in this Agreement. The legal incompetency, bankruptcy, insolvency, termination, dissolution, withdrawal or death of a Limited Partner shall not cause a dissolution of the Partnership.

         5.5 ASSIGNEES. The creation of Assignees pursuant to Section 13.2 does not dissolve the Partnership. An Assignee may become a Substituted Limited Partner as provided in Section 14.1. Until an Assignee becomes a Substituted Limited Partner, the Assignee has no right to notice of or to vote at any meeting of Partners or upon any matters upon which Limited Partners may vote, to require any information or account of Partnership transactions or to inspect Partnership books, and is otherwise subject to the limitations under the Act on the rights of an Assignee who has not become a Substituted Limited Partner. An Assignee has the rights and obligations appurtenant to a Unit to share in the Net Income and Net Losses of the Partnership and to receive distributions.

         5.6 TRANSFEREES. An assignment of Limited Partners' Units does not dissolve the Partnership or entitle the transferee to become or to exercise any rights of a Limited Partner. The transferee has the right to become a Substituted Limited Partner pursuant to an assignment as provided in Section
14.1. A Limited Partner remains a Limited Partner upon transfer of all or part of the Limited Partners' Units until the transferee becomes a Substituted Limited Partner pursuant to Section 14.1. A transferee who does not become a Substituted Limited Partner has no right to notice of or to vote at any meeting of Partners or upon any matters upon which Limited Partners may vote, to require any information or account of Partnership transactions or to inspect the Partnership books, and is otherwise subject to the limitations under the Act on the rights of a transferee or Assignee who has not become a Substituted Limited Partner. Any distribution or payment to the Partner or Assignee of record or the personal representative of such Partner or Assignee shall acquit the Partnership of liability to the extent of such payment to any person who may have an interest in such payment by reason of an assignment by the Partner or Assignee or the successors or assignees of the Partner or Assignee, or by reason of the death of such Partner or Assignee or otherwise.

                                   ARTICLE 6

                        MEETINGS AND VOTING; AMENDMENTS

         6.1 MEETINGS. Meetings of the Partners may be called by any of the General Partners or by Limited Partners holding more than ten percent (10%) of the Limited Partners' Units for any matters on which the Limited Partners are entitled to vote pursuant to Sections 6.9 or 6.11. Any Limited Partners entitled to call a meeting of the Partners who request that a meeting be called shall deliver to the Managing General Partner a written request for such a meeting indicating the specific matters to be considered at the meeting and the proposed date of the meeting (which shall not be less than ten (10) nor more than sixty
(60) days after receipt by the Managing General Partner of such request), and specifying the number of Units held by such Limited Partners. Upon receipt of such a request, or upon the request of a General Partner, the Managing General Partner forthwith shall cause notice to be given to the Limited Partners entitled to vote at such meeting. If such notice is not given within twenty (20) days after receipt of such request, the Partners entitled to call the meeting may give the notice.

         6.2 NOTICE OF A MEETING. Written notice of a meeting called pursuant to
Section 6.1 shall be given to each Limited Partner entitled to vote at the meeting, not less than ten (10) nor more than sixty (60) days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted. The notice shall be given either personally or by mail or other means of written communication, addressed to the Limited Partners at their respective addresses appearing on the books of the Partnership or, if no address appears on the books of the Partnership, at the principal place of business of the Partnership. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit or certificate of mailing of any notice in accordance with the provisions of this Article 6, executed by the Managing General Partner, Transfer Agent, registrar of Units or mailing organization shall be prima facie evidence of the giving of notice. If any notice addressed to any Limited Partner at the address of the Limited Partner appearing on the books of the Partnership is returned to the Partnership by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, said notice and any subsequent notices shall be deemed to have been duly given without further mailing if they are available for the affected Limited Partner at the principal place of business of the Partnership for a period of one year from the date of the giving of the notice to all other Limited Partners.

         6.3 RECORD DATE. For purposes of determining the Limited Partners entitled to notice of and to vote at a meeting of the Limited Partners or to give consents without a meeting as provided in Section 6.8, the Managing General Partner may set a Record Date, or, if a meeting is called or consents are requested without a meeting by the other General Partner(s) or by Limited Partners holding more than ten percent (10%) of the Limited Partner Units, such Partners may set a Record Date. The Record Date for any meeting shall not be less than ten (10) or more than sixty (60) days before the date of such meeting. If no Record Date is set as herein provided, the same shall be determined in accordance with the Act.

         6.4 ADJOURNMENT. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting, and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than forty-five (45) days or a new Record Date is fixed. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article 6.

         6.5 WAIVER OF NOTICE; CONSENT TO MEETING. The transactions of any meeting of Limited Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Person at a meeting shall constitute a waiver of notice of the meeting, except when the Person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; provided, however, that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but no so included, if the objection is expressly made at the meeting.

         6.6 QUORUM. A Majority Interest, represented in person or by proxy, shall constitute a quorum at a meeting of Partners. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the requisite percentage of interests of Limited Partners specified in this Agreement. In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority of the Limited Partners' Units represented either in person or by proxy, but no other business may be transacted except as provided in Section 6.1

         6.7 CONDUCT OF MEETING. Each Limited Partner entitled to vote at a meeting or to consent to an action shall be entitled to one vote for each Unit held by such Limited Partner, which vote may be cast in person or by written proxy. The Managing General Partner shall have full power and authority concerning the manner of conducting any meeting of Partners, including, without limitation, the determination of Persons entitled to vote at the meeting, the existence of a quorum, the satisfaction of the requirements of Section 6.10, the conduct of voting, the validity and effect of any proxies, and the determination of any controversies, votes, or challenges arising in connection with or during the meeting. The Managing General Partner shall designate a Person to serve as chairman of the meeting and shall further designate a Person to take the minutes of the meeting, in either case including, without limitation, a director or officer of the Managing General Partner. All minutes shall be kept with the records of the Partnership maintained by the Managing General Partner.

         6.8 ACTION WITHOUT A MEETING. Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Limited Partners holding not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners entitled to vote thereon were present and voted. Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not consented in writing. If consent to the taking of any action by the Limited Partners without a meeting is requested, the Limited Partners shall be given notice of the matter to be voted upon in the same manner as described in Sections 6.1 and 6.2. In the event any General Partner or Limited Partners holding at least ten percent (10%) of the Limited Partners' Units request a meeting for the purpose of discussing or voting on such matter, the notice of a meeting shall be given as described in Sections 6.1 and 6.2 and no action shall be taken until the meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting will be effective fifteen (15) days after the holders of the required minimum number of Units have signed the consent; however, the action will be effective immediately if all General Partners and Limited Partners holding at least ninety percent (90%) of the Limited Partner Units have executed the consent.

         6.9 VOTING RIGHTS. Subject to Sections 6.10 and 6.12, the Limited Partners shall have the right to vote on only the matters specified below (including, however, without limitation, those matters on which limited partners are given the right to vote under the Act) and no other matters:

         (A) The following actions may be taken by the Managing General Partner only with the affirmative vote of a Majority Interest:

                  (1) The sale,  exchange,  lease or other transfer  (other than encumbrances) of all or substantially all of the assets of the Partnership in a single transaction or in multiple interrelated transactions, except in the liquidation and winding up of the business of the Partnership upon its dissolution. For purposes of this subsection, "substantially all of the assets of the Partnership" shall mean ninety percent (90%) of the asset value of the Partnership Property, as determined in accordance with generally-accepted accounting principles, at the end of the most recently completed fiscal quarter of the Partnership;

                  (2) The dissolution of the Partnership, other than pursuant to Sections 16.1(A), (B), (C) and (E);

                  (3) An election to continue the business of the Partnership other than after there is no remaining or surviving General Partner;

                  (4)  An  amendment  to  this  Agreement,   including,  without
         limitation, an amendment extending the term of this Agreement, except for amendments described in Sections 6.11 and 6.13;

                  (5) Any matter actually submitted to the Limited Partners pursuant to Section 3.8; and

                  (6) Voting on or consenting as the Limited Partner to a sale, exchange, lease or other transfer of all or substantially all of the assets of an Operating Limited Partnership when such vote or consent is required under the terms of the partnership agreement of such Operating Limited Partnership.

         (B) A General Partner may be removed only with the affirmative vote of a Majority Interest.

         (C) Except under circumstances described in clause (D), a new General Partner may be admitted with the affirmative vote of a Majority Interest and with the separate concurrence of the other General Partner(s).

         (D) If there is no remaining or surviving General Partner, a new General Partner may be admitted or an election to continue the business of the Partnership may be made only upon the affirmative vote of all Limited Partners.

         6.10 EXERCISE OF VOTING RIGHTS.  The voting rights set forth in Section
6.9 (A) shall be exercisable by the Limited Partners unless the Partnership shall have received the written opinion of independent counsel for a Majority Interest to the effect that the exercise of such right or the action proposed to be taken with respect to any particular matter: (A) shall cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to subject the Limited Partners or Assignees to unlimited liability therefor; (B) will jeopardize the status of the Partnership as a partnership under applicable tax laws and regulations; or (C) is otherwise impermissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners and Assignees. Where the Managing General Partner concludes that the exercise of a voting right set forth in Section 6.9(A) could result, with respect to any particular action, in any of the foregoing events, the Managing General Partner shall recommend to the Limited Partners that independent counsel be appointed to consider the matter prior to the exercise of such voting right.

         6.11 AMENDMENTS BY THE MANAGING GENERAL PARTNER. Subject to Section 6.12, the Managing General Partner may, without prior notice to or consent of any Partner or Assignee, amend any provision of this Agreement: (A) to cure any ambiguity, omission, defect or inconsistency; (B) if in its opinion such amendment does not have a materially adverse effect upon the Limited Partners and Assignees or the Partnership, as the case may be; or (C) the amendment is necessary, in the opinion of counsel to the Partnership, to prevent the Partnership or the General Partners or the partners, directors or officers of a General Partner from being in any manner subject to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the Department of Labor; or (D) the amendment is necessary, in the opinion of counsel to the Partnership, to prevent the Partnership from being taxable as a corporation under the Code. A copy of such amendment shall thereafter be furnished promptly to the Limited Partners and Assignees. In the event an amendment shall have been approved pursuant to this
Section 6.11, the Managing General Partner shall execute such amendment, certificate and other documents as may be reasonably required for the purpose of effectuating the same; provided, however, that nothing in this Article 6 shall affect the authority of the Managing General Partner to admit Additional Limited Partners or Substituted Limited Partners.

         6.12 VOTING BY GENERAL PARTNERS AND AFFILIATES. Notwithstanding the foregoing, with respect to Sections 3.3(X), 4.1 and this Section 6.12, on proposals to amend such Sections, all Limited Partners' Units held by the General Partners and their respective Affiliates shall be voted for, against or abstained in the same proportion as other Limited Partners' Units are voted for, against or abstained on such matters.

         6.13 PROHIBITED AMENDMENTS. Except with the unanimous consent of all Partners, no amendment shall reduce the percentage of votes of the Limited Partners as required herein for actions requiring such a vote, or change the form of the Partnership to a general partnership.

                                   ARTICLE 7

                            ORIGINAL LIMITED PARTNER

         7.1 ADMISSION. Effective as of the Closing Date, and upon execution of a Request and Power, Glenborough Limited, a California limited partnership, shall become the Original Limited Partner.

         7.2  CAPITAL   CONTRIBUTIONS.   The  Original   Limited  Partner  shall
contribute to the capital of the Partnership as provided in Article 8 hereof.

                                   ARTICLE 8

              CAPITAL CONTRIBUTIONS AND INITIAL ISSUANCE OF UNITS

         8.1 CASH CAPITAL CONTRIBUTIONS. The initial capital of the Partnership shall consist of One Thousand Dollars ($1,000), which the General Partners and the Initial Limited Partner have

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heretofore contributed in cash to the capital of the Partnership as follows:

         GENERAL PARTNERS

         Glenborough Realty Corporation...................................  $ 50
         Robert Batinovich................................................  $450

         INITIAL LIMITED PARTNER

         Robert Batinovich................................................  $500

         Upon completion of the Exchange Transaction, these cash contributions shall be refunded to the General Partners and the Initial Limited Partner.

         8.2 CONTRIBUTION BY PARTNERS. On the Closing Date, the Partners shall contribute to the Partnership Property, including the Exchange Assets, as follows:

                  (A) The Original Limited Partner shall, in accordance with the Exchange Agreement, contribute the Exchange Assets.

                  (B) The General Partners shall each exchange sufficient Units received by them under Section 8.3 hereof as Members of the Original Limited Partner (or furnished to them by such Members) for General Partner Interests such that such Units that are originally classified as General Partner Interests shall constitute the following percentages of the Partnership's Original Units (as defined in Section 8.3) as of the Closing Date: Glenborough Realty Corporation, 0.10% and Robert Batinovich 0.90%.

                  (C) For purposes of Capital Contributions on the Closing Date, the value of the Exchange Assets (less the initial issue value of the Units contributed by the General Partners under subsection (B) hereof), shall be deemed to equal ninety-nine percent (99%) of the Partnership net assets.

         8.3  DISTRIBUTION OF ORIGINAL UNITS.

         (A) Effective as of the Closing Date, the Partnership shall issue to the Original Limited Partner that number of Units equal to the number of units of limited partnership interest of the Original Limited Partner that are then outstanding and held by the Members ("Original Units") which shall constitute all the then outstanding Units of the Partnership. Thereafter, interests of Limited Partners in the Partnership shall be represented by and expressed in terms of Units.

         (B) After the exchange by the General Partners  provided for in Section
8.2 (B), the Original Units shall be held one percent

(1%) by the General Partners (in the percentages shown in that Section) and ninety-nine percent (99%) by the Original Limited Partner.

         (C) Contemporaneously with the above, the Original Limited Partner shall assign and transfer to its Members such Member's proportionate share of the Original Limited Partner's Original Units. Such assignment and transfer shall, however, be at all times subject to the terms and conditions of the limited partnership agreement, as amended, of the Original Limited Partner and the Exchange Agreement and all agreements contained therein. To effect such assignment and delivery, the Original Limited Partner will deliver the certificates representing the Original Units to the Transfer Agent together with a list containing the name, address, and if available, the tax identification number of each such Member, including a General Partner if applicable, and the whole number of Original Units assigned and transferred to each such Member. Immediately upon such transfer and delivery of the Certificates and lists, each affected Member shall, except for Units which are distributed to General Partners and become General Partner Interests, become a Substituted Limited Partner with respect to such Member's Units in the place and stead of the Original Limited Partner.

         8.4 GENERAL PARTNER INTERESTS. The Original Units issued or transferred to the Managing General Partner and Robert Batinovich as General Partners, that were then contributed by them for their General Partner Interests shall be designated as General Partner Interests. Any other Units held by the General Partners shall be held by them as Limited Partner Units. If at any time the number of Units classified as General Partner Interests shall represent more than one percent (1%) of all Units the outstanding, the General Partners shall be empowered to reclassify a portion of the Units classified as General Partner Interests to Limited Partners' Units in order to reduce the number of Units classified as General Partner Interests to one percent (1%) of all Units.

         8.5 NONASSESSABILITY OF PARTNERS. Units shall not be assessable, and no General Partner and no Limited Partner shall be required to make any additional Capital Contribution. Capital Contributions made after the transfer of the Exchange Assets pursuant to Article 8 shall be made as provided in Article 9.

         8.6 DISTRIBUTION OF CAPITAL. A Partner or Assignee shall be entitled to a distribution which constitutes a Return of Capital from time to time throughout the duration of the Partnership in such amounts and at such times as the Managing General Partner, in its sole discretion, deems appropriate. Such distributions shall be made only if the conditions specified in Section 11.1 have been met or as provided in Section 8.1 with respect to the initial $1,000 cash contribution.

         8.7 NO INTEREST ON CAPITAL CONTRIBUTION. Partners and Assignees shall not receive interest on or with respect to all or any part of their Capital Contributions.

         8.8 CREDITOR'S INTEREST IN THE PARTNERSHIP. No creditor who makes a loan to the Partnership shall have or acquire at any time as a result of making the loan, any direct or indirect interest in the profits, capital or property of the Partnership other than as a creditor.

         8.9 NATURE OF INTERESTS. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and none of the Partners shall have any direct ownership of such property.

         8.10 ONE PERCENT INTEREST OF GENERAL PARTNERS. Notwith- standing anything to the contrary that may be expressed or implied herein, the interests of all of the General Partners, taken together, in each material item of Partnership income, gain, loss, deduction or Tax Credits, as provided by Section 10.1, will be equal to at least one percent (1%) of each such item at all times during the existence of the Partnership. In determining the General Partners' interests in such items, Limited Partner Units owned by the General Partners shall not be taken into account. The General Partners or their successors-in-interest shall designate or acquire additional General Partner Interests to satisfy this one percent (1%) General Partners' interest requirement as provided in Section 9.1 and 15.1.

                                   ARTICLE 9

                          ISSUANCE OF ADDITIONAL UNITS

         9.1 SALE OF ADDITIONAL UNITS. For any purpose deemed by the Managing General Partner to be in the best interests of the Partnership, the Managing General Partner is authorized to cause to be issued additional Units from time to time to any Person (which may include Partners and Assignees) and to admit such Persons as Additional Limited Partners in the Partnership. The Managing General Partner shall have sole and complete discretion in determining the consideration and terms and conditions with respect to any future issuance of Units. The Managing General Partner shall do all things necessary to comply with the Act and is authorized and directed to do all things it deems necessary or advisable in connection with any such future issuance.

         9.2 GENERAL PARTNER INTERESTS. Notwithstanding the sale of additional Units under Section 9.1, the General Partners shall at all times be deemed to own as General Partner Interests (in the respective percentages set forth in Section 8.2 (B)) at least a one percent (1%) interest in each item of Partnership income, gain,

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



loss, deduction or Tax Credits. No further contribution or consideration shall be required of the General Partners to maintain their minimum one percent (1%) General Partner Interest.

         9.3  PREEMPTIVE   RIGHTS.   No  Partner  or  Assignee  shall  have  any
preemptive, preferential, or other rights with respect to the issuance of additional Units.

                                   ARTICLE 10

               ALLOCATION OF NET INCOME, NET LOSS AND TAX CREDITS

         10.1  GENERAL ALLOCATION.

         (A) Net Income and Net Loss for each month shall be determined by the Partnership and allocated among the Partners and Assignees in accordance with their Allocable Shares.

         (B) For federal, state or other tax purposes, all items of income, gain, loss or deduction and all Tax Credits (including any such items arising from a joint venture or a partnership in which the Partnership has an interest) shall be determined using the accounting method designated by the Managing General Partner and shall be allocated to the Partners and Assignees in accordance with their Allocable Shares, subject to the provisions and adjustments described in this subsection. In the case of the transfer of Units by sale or exchange or upon death of a Partner during any year in which an election under Section 754 of the Code is in effect, the income or loss allocable to the holder of the Unit so transferred shall be adjusted in accordance with Section 754, related sections of the Code and applicable Treasury Regulations promulgated thereunder. If the Partnership is deemed to have been terminated and reformulated pursuant to Section 708 of the Code, depreciation, depletion, gain or loss shall be allocated among the Partners and Assignees so as to take account of the variation between the basis of property deemed contributed to the Partnership by each Partner or Assignee at the time of its reformulation and the fair market value of such property at the time of such contribution pursuant to Section 704(c) of the Code. Depreciation, depletion, gain or loss (including the tax consequences of any basis reduction made by a contributing Partner under Code Sections 108, 483 and 1274) with respect to property contributed to the Partnership shall be allocated among the Partners and Assignees to the extent required under Section 704(c) of the Code and Treasury Regulations promulgated under Code Section 704(b) and (c) so as to take into account, for tax purposes, the difference between the basis of such property and its initial Book Value. The Managing General Partner is authorized to adopt such methods of allocating such items, consistent with applicable law and Regulations to make all Units as fungible as possible for tax purposes to any purchaser thereof. At the request of the Managing General Partner, the Partners and Assignees agree to furnish such information as may be reasonably necessary in the opinion of the Managing General Partner to effect the aforementioned Section 754 and Section 704(c) adjustments. The Managing General Partner will adopt the following conventions in effecting any Section 754 or
Section 704(c) adjustments for Partners or Assignees who do not supply information. If a Partner or Assignee does not supply information as to the purchase price, date and nature of transfer of a transferred Unit, the conventions shall be:

                  (1) The transfer shall be deemed to have been a purchase which occurred ten trading days before it is recorded on the books of the Transfer Agent;

                  (2) The purchase price shall be deemed to be the lowest quoted trading price of any Unit during the month in which the transfer occurs or is deemed to have occurred.

The Managing General Partner may change any of the foregoing conventions at any time if it deems it desirable to do so in its discretion.

         10.2  ALLOCATION ON TRANSFER.

         (A) The Partnership shall use the monthly convention specified in the Conference Committee Report to Section 72 of the Tax Reform Act of 1984 in determining allocations on transfer. Under this convention, Unit transfers after the 15th day of a month shall be treated as occurring immediately after the close of business of the last day of the month, and Unit transfers during the first fifteen (15) days of a month shall be treated as occurring immediately before the opening of business of the first day of the month.

         (B) If the Allocable Share of a General Partner changes during a month for any reason, other than upon a transfer under Section 10.2(A) its Allocable Share for the month shall be determined in the manner for transfer of Units specified in Section 10.2(A).

                                   ARTICLE 11

                               CASH DISTRIBUTIONS

         11.1  TIME AND AMOUNT OF CASH DISTRIBUTIONS.

         (A) As of the close of each fiscal quarter and each fiscal year, and at any other time the Managing General Partner deems appropriate, the Cash Available for Distribution shall be calculated and, if the Managing General Partner deems appropriate in its sole discretion, all or any portion thereof shall be distributed to the Partners and Assignees of record on the Record Date set for the distribution, and each Partner and Assignee shall receive his Allocable Share thereof.

         (B) As provided herein, the General Partners will also be the General Partners of each of the Operating Limited Partnerships. During any period of time that the Partnership may hold an indirect interest in any Secondary Operating Limited Partnership, the General Partners, in their capacity as General Partners of the Partnership and as general partners of any Primary Operating Limited Partnership shall be entitled to receive distributions only from the Partnership and the Primary Operating Limited Partnerships and to the extent that the General Partners, in their capacity as general partners of any Secondary Operating Limited Partnership, receive any distributions from any such Secondary Operating Limited Partnership, the amounts so received shall be credited first against any amounts to which they may otherwise be entitled as a general partner of any Primary Operating Limited Partnership (with the amount so credited being added to the amount distributed to the limited partner(s) of such Primary Operating Limited Partnership) and then to the amounts distributed to the General Partners of the Partnership (with the amount so credited being added to the amount distributed to the Limited Partners of the Partnership).

         (C) Notwithstanding the provisions of Section 11.1(A), any distribution shall be made only if:

                  (1) All liabilities of the Partnership, except liabilities to the General Partners and to Limited Partners and Assignees on account of the Capital Contribution and liabilities as to which recourse of creditors is limited to specified property, have been paid or after such distribution, there will remain Partnership Property with a fair value sufficient to pay such liabilities, provided that the fair value of any Partnership Property that is subject to a liability as to which recourse of creditors is limited shall be included in Partnership Property for purposes of this subsection only to the extent that the fair value of such Partnership Property exceeds such liability;

                  (2) The Managing General Partner determines in good faith that such distributions may be made without materially affecting the ability of the Partnership to pay obligations (including contingent liabilities) of the Partnership as they fall due; and

                  (3) Such distribution may be made without violating any provision of the Act.

         (D) Nothing in this Agreement or this Section shall serve as a limitation on the Managing General Partner's right to retain or use the Partnership's assets or its revenues as, in the opinion of the Managing General Partner, may be required to satisfy the anticipated present and future cash needs of the Partnership,

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



whether for operations, liabilities, expansion, improvements, acquisition or otherwise.

         11.2 DISTRIBUTIONS OF PARTNERSHIP PROPERTY. In its sole discretion, the Managing General Partner may distribute to Partners and Assignees, Partnership Property other than Cash Available for Distribution. In its sole discretion, the Managing General Partner may distribute to Partners and Assignees additional Units or securities of the Partnership which have been authorized and issued pursuant to the terms of this Agreement.

                                   ARTICLE 12

                             ACCOUNTING AND REPORTS

         12.1 FISCAL YEAR. The fiscal year of the Partnership shall end on December 31 of each year, unless the Managing General Partner determines that it is in the best interest of the Partnership and its Partners to utilize a different fiscal year and the permission of the Internal Revenue Service has been obtained.

         12.2  REPORTS.

         (A) As soon as practicable, but in no event later than ninety (90) days, after the close of the calendar year, the Managing General Partner shall prepare or cause to be prepared and furnish to each Person who was a Partner or Assignee of record during the Partnership's fiscal year, the information reasonably necessary for the preparation of such Person's United States federal income tax return and any state or local income or other tax returns required of such Person as a result of the operations of the Partnership. The Partners and Assignees agree to furnish the Managing General Partner with such information as may be necessary or helpful in preparing the tax returns or other filings of the Partnership.

         (B) As soon as  practicable,  but in no event  later  than one  hundred twenty (120) days after the close of each fiscal year, the Managing General Partner shall mail or deliver to each Partner and each Assignee of record an annual report containing financial statements of the Partnership for the fiscal year, including a balance sheet and statements of operations, changes in Partners' equity and changes in financial position at the end of or for the most recent fiscal year. Such statements are to be prepared in accordance with generally-accepted accounting principles and shall include the opinion of a firm of independent public accountants selected by the Managing General Partner, and are to be accompanied by a supplementary summary (except as disclosed in the financial statements), by classification of the total fees and compensation, including any overhead reimbursement and indemnification, paid by the Partnership, directly or indirectly, to the General Partners.

         (C) If and to the extent required by the Act or applicable state or federal securities laws, as soon as practicable, but in no event later than sixty (60) days after the close of each fiscal quarter, except the last fiscal quarter of each fiscal year, the Managing General Partner shall mail or otherwise furnish to each Partner and Assignee of record a quarterly report for the fiscal quarter containing such financial and other information (which may be condensed, including statements of operations for such fiscal quarter and since the end of the last fiscal year, a balance sheet at the end of such period and a certificate of the Managing General Partner to the effect that such financial statements were prepared without audit from the books and records of the Partnership) as the Managing General Partner deems appropriate.

         12.3 TAX ELECTIONS. The Managing General Partner shall, in its sole discretion, and as it deems in the best interests of the Partnership or the Partners and Assignees, determine whether to make any available election and how to make any necessary allocation for federal, state, local or other income tax purposes.

         12.4 BOOKS AND RECORDS. The Managing General Partner shall maintain all records necessary for documenting and reporting the business and affairs of the Partnership. The Managing General Partner shall maintain at the office of the Partnership specified in Section 2.4: (A) a current list of the full name and last-known business or residence address of each Partner and Assignee set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner and Assignee; (B) a copy of the Certificate of Limited Partnership and all certificates of amendment thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed; (C) copies of the Partnership's federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years or for such shorter time as the Partnership has been in existence; (D) the original Agreement and all amendments thereto; (E) copies of the financial statements of the Partnership for the six most recent fiscal years or for such shorter time as the Partnership has been in existence; and (F) the Partnership's books and records for at least the current and past three fiscal years or for such shorter time as the Partnership has been in existence. Any records maintained by the Partnership in the regular course of its business, including the record of the holders of Units, books of account, and records of Partnership proceedings may be kept on, or be in the form of punch cards, magnetic media, photographs, micrographics, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable period of time. Except for information kept confidential by the Managing General Partner pursuant to the power described in Section 3.3(T), all books, financial records, reports and accounts shall be open to inspection by any Partner or duly authorized representative of the Partner on reasonable notice during normal business hours, for any purpose reasonably related to the Partner's interest as a Partner, and the Partner or the representatives at the expense of the Partner shall have the further right to make copies or excerpts therefrom; provided, however, that a copy of the information described in clauses (A),(B),(C) and (D) of the second sentence of this Section 12.4 shall be promptly delivered by the Managing General Partner, at the expense of the Partnership, to any Partner requesting such information. The Partner and the Partner's representatives shall not divulge to any Person any confidential or proprietary data, information or property or any trade secrets of the Partnership.

         12.5 BANK ACCOUNTS. The Partnership shall establish and maintain accounts in financial institutions (including, without limitation, national or state banks, trust companies, or savings and loan institutions) in such amounts as the Managing General Partner may deem necessary from time to time. Partnership funds shall not be commingled with the funds of, or used as a compensating balance on behalf of, any General Partner or any other Person. Checks shall be drawn on and withdrawals of funds shall be made from any such accounts for Partnership purposes and shall be signed by the Person or Persons designated by the Managing General Partner. Temporary surplus funds of the Partnership may be invested in commercial paper, time deposits, short-term government obligations or other investments as shall be determined by the Managing General Partner.

                                   ARTICLE 13

                        TRANSFER OF UNITS; CERTIFICATES

         13.1  TRANSFER OF GENERAL PARTNER INTERESTS.

         (A) The term "transfer" when used in this Article with respect to a Unit includes a sale, assignment, gift, exchange, or any other disposition.

         (B) General Partner Interests are nontransferable except as provided in
Article 8 and Section 15.1. All Limited Partners hereby consent to any transfer pursuant thereto.

         13.2  TRANSFER OF LIMITED PARTNERS' UNITS.

         (A) Except as provided in Section 8.3 (c), Units held by Limited Partners may be transferred on the books of the Partnership only by assignment of the Units, satisfactory in form and substance to the Partnership ("Assignment"), by the transferee's completing and delivering to the Partnership (or its Transfer Agent) a Request and Power and by delivery of the Certificate representing the Units and no transfer of Units will be recorded or otherwise recognized by the Partnership and no Certificate will be issued to the proposed transferee unless the transferee has signed and delivered a Request and Power to the Partnership.

         (B) Each distribution of Cash Available for Distribution or other Partnership Property or securities of the Partnership in respect of Units shall be paid by the Partnership directly or through any Person or agent, only to the Partners and Assignees of record as of the Record Date set for the distribution. Such payment shall constitute full payment and satisfaction of the Partnership's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

         (C) A transferee who has completed and delivered a Request and Power shall be deemed: (1) to have agreed to comply with and be bound by this Agreement and to execute any document that the Managing General Partner may reasonably require to be executed in connection with the Assignment and admission as a Substituted Limited Partner pursuant to Article 14; and (2) to have appointed the Managing General Partner attorney-in-fact on the terms and conditions set forth in Article 17.

         (D) Upon receipt of delivery to it of an Assignment and Request and Power with respect to a transfer of a Unit or Units in accordance with this
Section 13.2, the Managing General Partner shall take all appropriate steps pursuant to Section 14.1 to reflect the termination of the transferor's interest in the Partnership as a Limited Partner and the admission of the transferee as a Substituted Limited Partner with respect to the Units.

         13.3 NEW CERTIFICATES. The Partnership may issue or cause to be issued a new Certificate if the Certificate is alleged to have been lost, stolen or destroyed. The Partnership may require the owner or holder of the lost, stolen or destroyed Certificate, or the owner's or holder's legal representative, to give the Partnership a bond or other adequate security sufficient to indemnify it and its successors against any claim that may be made against it or its successors, including any expense or liability on account of the alleged loss, theft or destruction or the issuance of a new Certificate.

         13.4 MAINTENANCE OF TRANSFER RECORDS. The Partnership or its Transfer Agent will maintain records reflecting the name of each Assignee and Limited Partner and any subsequent transfers of Units and admission of Substituted and Additional Limited Partners pursuant to Articles 7, 8, 9 and 14 hereof.

         13.5 LEGENDS. The Partnership may cause to be imposed, imprinted or stamped on any Certificate one or more legends or restrictions on transfer which the Managing General Partner, in its sole discretion, believes may be necessary or advisable to comply with federal or state securities laws or other applicable laws, rules, regulations or agreements restricting the transferability of the Certificates.

                                   ARTICLE 14

            ADMISSION OF SUBSTITUTED AND ADDITIONAL LIMITED PARTNERS

         14.1 ADMISSION OF SUBSTITUTED LIMITED PARTNERS. A Limited Partner shall have the power to give the transferee of such Person's Units the right to become a Substituted Limited Partner in the manner permitted in this Agreement. An Assignee of a Unit may apply to become a Substituted Limited Partner with respect to such Unit in the manner set forth in Section 13.2. All other transferees shall apply to become Substituted Limited Partners with respect to Units transferred to such Person by executing and delivering a Request and Power at the time of such transfer as provided in Section 13.2. Upon receipt by the Partnership of a completed and executed Request and Power, and such other documents as may be required pursuant to Section 8.3, the name of the transferee shall be added to the list of Limited Partners maintained by the Partnership, whereupon such transferee shall become a Substituted Limited Partner.

         14.2 ADMISSION OF ADDITIONAL LIMITED PARTNERS. A Person other than a General Partner (acting in its capacity as a General Partner), the Original Limited Partner or a Substituted Limited Partner who makes a contribution to the capital of the Partnership may, with the approval of the Managing General Partner, be admitted to the Partnership as an Additional Limited Partner upon furnishing to the Managing General Partner: (A) an acceptance in form satisfactory to the Managing General Partner of all the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in
Article 17; and (B) such other documents or instruments as may be required in order to effect admission as a Limited Partner. Upon receipt of such documents, the Partnership shall add the name of such Person to the list of Partners maintained by the Partnership, whereupon such Person shall become an additional Limited Partner.

                                   ARTICLE 15

             REMOVAL, RESIGNATION OR WITHDRAWAL OF GENERAL PARTNER

         15.1 REMOVAL OF GENERAL PARTNER. A General Partner may be removed from office as provided in Section 6.9. Such removal shall take effect sixty (60) days from the date of the vote of the Partners. At such time, the assets, books and records of the Partnership shall be surrendered to the remaining or successor General Partner(s), provided that the remaining or successor General Partner(s) shall: (A) hold or have acquired sufficient General Partner Interests (which may be obtained from the removed General Partner) so that the General Partner(s) who will continue to serve as General Partner(s) hold and have designated, in the aggregate, at least a one percent (1%) interest in the Partnership as General Partner(s); and (B) have complied with the provisions of

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



Section 15.4. If such removal dissolves the Partnership, then the Partnership shall be reconstituted and its business shall be continued with any remaining and successor General Partner(s) as the General Partner(s) thereof, and they shall have the exclusive right to possess Partnership Property to continue the business of the Partnership. Removal of a General Partner shall not preclude the rights of the removed General Partner to compensation pursuant to Article 4 accrued as of the date the removal takes effect.

         15.2 WITHDRAWAL. A General Partner may withdraw, resign or retire on ninety (90) days' advance written notice to the Partners. A General Partner shall cease to be a General Partner on the effective date of its or his withdrawal, resignation or retirement.

         15.3 DISSOLUTION OR BANKRUPTCY OF GENERAL PARTNER. A General Partner shall cease to be a General Partner upon the happening of any of the following events:

         (A) The dissolution of the General Partner or, if the General Partner is an individual, the death of the General Partner or the entry by a court of competent jurisdiction of an order adjudicating the General Partner incompetent to manage his person or estate;

         (B) The General Partner: (1) makes a general assignment for the benefit of creditors; (2) commences a voluntary case under the federal bankruptcy law;
(3) files a petition or answer seeking for the General Partner any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation; (4) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in any proceeding of the nature described in clause (3); or (5) seeks, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of the General Partner or of all or any substantial part of the General Partner's properties;

         (C) An order for relief against the General Partner is entered under Chapter 7 or 11 of the federal bankruptcy law;

         (D) Sixty (60) days after the commencement of any proceeding against the General Partner seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, if the proceeding has not been dismissed;

         (E) Sixty (60) days after the appointment without the General Partner's consent or acquiescence of a trustee, receiver, or liquidator of the General Partner or of all or any substantial part of the General Partner's properties, if the appointment is not vacated or stayed, or sixty (60) days after the expiration of any such stay, if the appointment is not vacated; or


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



         (F) Upon the General Partner ceasing to be a general partner of an Operating Limited Partnership for any reason other than the dissolution of that partnership provided that there is no longer an Affiliate of a General Partner serving as a general partner of such Operating Limited Partnership.

         15.4 LIABILITY AND RIGHTS. A General Partner shall be discharged from, and the Partnership or any Person or Persons continuing the business of the Partnership in the event it has been dissolved, shall assume and pay, as they mature, all Partnership obligations and liabilities that exist on the date of such General Partner's removal from the Partnership or on the date on which it or he ceases to be a General Partner under Sections 15.2 or 15.3, and shall hold such General Partner harmless from any action or claim arising or alleged to arise from obligations and liabilities accruing after such date; provided, however, that nothing in this Section 15.4 shall relieve or discharge, nor shall the Partnership indemnify or hold harmless, such General Partner from any individual obligation or liability of such General Partner (as distinguished from a Partnership obligation or liability) to the Partnership or third parties. On the date of removal of a General Partner or the date on which it ceases to be a General Partner under Sections 15.2 or 15.3, or as soon thereafter as possible, the Partnership or any Person or Persons continuing the business of the Partnership shall file an amendment to the Certificate of Limited Partnership reflecting the removal of the General Partner or the fact that the General Partner has ceased to be a General Partner. The Partnership or any such Person or Persons continuing the business of the Partnership shall promptly notify all creditors of the Partnership as of such date: (A) of the removal of such General Partner and the resulting dissolution of the Partnership (if the Partnership has dissolved) or of the General Partner ceasing to be a General Partner pursuant to Sections 15.2 or 15.3, as the case may be; (B) that such General Partner shall not be personally liable for the Partnership's obligations and liabilities after such date; and (C) if applicable, of the assumption of all the Partnership's obligations and liabilities by the Partnership or such Person or Persons continuing the business of the Partnership. The Partnership or such Person or Persons continuing the business of the Partnership (if the Partnership has dissolved) shall use its or their best efforts to procure and execute an agreement from creditors of the Partnership discharging such General Partner from liability to such creditors as of the date the General Partner is removed or ceases to be a General Partner. Such General Partner shall have the same rights to inspect and make copies or excerpts of the books and records of the Partnership as is provided to Partners pursuant to Section 12.4 until all amounts due such General Partner as of the date the General Partner is removed or ceases to be a General Partner pursuant to Section 3.6 and Article 4 have been paid. The General Partner shall be a creditor of the Partnership as to all such amounts owed to it or him by the Partnership. Any Units held by a General Partner after it or he

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



has been removed, or it or he ceases to be a General Partner, shall be held as Limited Partners' Units and such General Partner shall be entitled to all the rights and shall be subject to all the obligations of a Limited Partner.

         15.5 SUCCESSOR AND PREDECESSOR GENERAL PARTNERS. Unless a General Partner has been dissolved because of bankruptcy, insolvency, liquidation or ceases to be a General Partner because of death, disability, incapacity or incompetency or unless a General Partner has been removed as General Partner, upon dissolution of a General Partner, any Person continuing the business of the General Partner so affected shall immediately become a General Partner of the Partnership (and shall become Managing General Partner if the General Partner so affected was the Managing General Partner) without any action or vote of any Person. If any dissolution of a General Partner causes a dissolution of the Partnership, then the Partnership shall be reformed and reconstituted and its business continued as provided in this Section and Article 16. If it is necessary or advisable to reform and reconstitute the Partnership and to continue its business, the remaining and successor General Partners shall elect to reform and reconstitute the Partnership and to continue its business. When any Person ceases to be a General Partner under this Agreement or a partner, shareholder, director, officer, employee or agent of a General Partner, that Person shall continue to have the benefit of any provisions of this Agreement providing for indemnity, exculpation or insurance which protected such Person as a General Partner or a partner, shareholder, director, officer, employee or agent of a General Partner, or which limited or defined the liability of such Person.

                                   ARTICLE 16

                    DISSOLUTION, WINDING UP AND LIQUIDATION

         16.1 DISSOLUTION. The Partnership shall be dissolved at the expiration of the term of the Partnership set forth in Section 2.5; provided, however, that the Partnership shall be dissolved prior thereto without breach of this Agreement upon occurrence of one of the following:

         (A)  The  removal,  resignation,  retirement,  withdrawal,  bankruptcy, insolvency, dissolution, liquidation, death, disability, incapacity or incompetency of a General Partner; provided, however, that unless applicable law shall under the circumstances require a dissolution notwithstanding an agreement to the contrary, the Partnership shall not be dissolved but shall be continued or, if dissolved, the business of the Partnership shall be continued by any remaining or successor General Partner(s) upon the vote of a Majority Interest. If no General Partner(s) remain or succeed or if the remaining or successor General Partner(s) do not have the power under California law to elect to continue or not

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



to continue the business of the Partnership or they elect not to continue the business, then, upon the affirmative vote of all Limited Partners and the admission of one or more new General Partner(s), the Partnership shall not be dissolved, but shall be continued or, if dissolved, the business of the Partnership shall be continued;

         (B)  The Partnership becomes insolvent or bankrupt;

         (C) The sale or other disposition of substantially all assets of the Partnership and the cessation of active business;

         (D) The passage of ninety (90) days after the affirmative vote pursuant to Section 6.9 of a Majority Interest to dissolve the Partnership; or

         (E) The occurrence of any event which makes it unlawful for the business of the Partnership to be continued.

         Admission of a General Partner shall not cause the dissolution of the Partnership.

         16.2 AUTHORITY TO WIND UP. If dissolution occurs for any reason other than the removal, resignation, retirement, withdrawal, bankruptcy, insolvency, dissolution, liquidation, death, disability, incapacity or incompetency of the Managing General Partner, the Managing General Partner shall have the authority to wind up the business and affairs of the Partnership. If dissolution occurs by reason of the removal, resignation, retirement, withdrawal, bankruptcy, insolvency, dissolution, liquidation, death, disability, incapacity or incompetency of the Managing General Partner, and if the business of the Partnership is not continued pursuant to Articles 15 or 16, the remaining General Partner(s) shall have the authority to wind up the business and affairs of the Partnership or, if no General Partner remains or survives, any Person designated by a decree of court or designated by vote of a Majority Interest shall wind up the affairs of the Partnership.

         16.3 ACCOUNTING. Upon dissolution (if the business of the Partnership is not continued), and again upon the termination of the Partnership after the winding up of the affairs of the Partnership is complete, an accounting of the Partnership shall be made and its financial statements shall be examined by the independent public accountants of the Partnership, and a report thereon shall be furnished to the General Partner(s) or legal representatives thereof and to all Limited Partners and Assignees.

         16.4 WINDING UP AND LIQUIDATION. Upon dissolution of the Partnership, if the Partnership or the business of the Partnership is not otherwise continued hereunder, it shall be wound up and liquidated. The Book Value of any assets not sold shall be

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



adjusted to their fair market value and any Net Income or Net Loss shall be allocated to the Capital Accounts as if the Partnership recognized Net Income or Net Loss equal to such adjustment. After such allocations, the assets of the Partnerships shall be paid or distributed in the following order of priority:

         (A) To creditors, in the order of priority as provided by law, except to secured creditors the obligations to whom will be assumed or otherwise transferred on liquidation of the Partnership assets;

         (B) Those amounts deemed necessary by the Persons winding up the affairs of the Partnership for any contingent liabilities or obligations of the Partnership shall be set aside as a reserve for contingent liabilities to be distributed at such time and in such manner hereunder as the Persons winding up the affairs of the Partnership shall determine in their sole discretion;

         (C) To the General Partner(s) with respect to payments due to them pursuant to Section 3.6 and Article 4;

         (D) To each General Partner, Limited Partner and Assignee the amount of their respective Capital Accounts.

         16.5 CLAIM OF LIMITED PARTNERS AND ASSIGNEES. No Limited Partner or Assignee shall have the right or power to demand or receive property other than cash, whether as a Return of Capital, a distribution, a payment on liquidation or otherwise. The Limited Partners and Assignees shall look solely to the assets of the Partnership for the payment of income allocated to the Limited Partners or Assignees and the return of the Capital Contributions of the Limited Partners, and if the assets of the Partnership remaining after payment or discharge of the debts and liabilities of the Partnership are insufficient to pay all or part of such income or Capital Contributions, no Limited Partner or Assignee shall have any recourse against any General Partner, the Partnership or any other Limited Partner or Assignee.

         16.6  NO  RESTORATION  OF  NEGATIVE  CAPITAL   ACCOUNTS.   Neither  the
Partnership nor any General or Limited Partner shall have the right to require any Partner to restore a deficit balance in such Partner's Capital Account.

                                   ARTICLE 17

                               POWER OF ATTORNEY

         17.1 POWER OF ATTORNEY. The Original Limited Partner and any General Partner which is not the Managing General Partner by executing or becoming bound by this Agreement, each person who shall become a Substituted Limited Partner pursuant to the provisions of Section 8.3 (c) and each Person who executes a

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



Request and Power shall, by such signature or execution and/or the operation of such provisions, irrevocably constitute and appoint the Managing General Partner of the Partnership, and its successors as Managing General Partner, the true and lawful attorneys and agents for such Person and in such Person's name, place, and stead for such Person's use and benefit to sign, certify and acknowledge, swear to, and, to the extent necessary, to file and record: (1) this Agreement, the Certificate of Limited Partnership and all amendments thereto; (2) any other instrument which may be required to be filed by the Partnership under the laws of any state or by any governmental agency which the Managing General Partner deems advisable to file, including, but not limited to, certificates of fictitious name statements, certificates or applications with respect to leases from the federal government or a state government, and amendments to or cancellation of this Agreement or the Certificate of Limited Partnership; (3) all certificates and other instruments (including, at the option of the Managing General Partner, this Agreement) and all amendments thereof which the Managing General Partner deems appropriate or necessary to qualify, or continue the qualification of, the Partnership as a limited partnership (or a partnership in which the Limited Partner has limited liability) in all jurisdictions in which the Partnership may conduct business or own any property; and (4) instruments relating to the admission of Additional or Substituted Limited Partners. Each such Person by such signature and/or the operation of such provisions shall also authorize the Managing General Partner to take any further action which it shall consider necessary or appropriate in connection with any of the foregoing, thereby giving the Managing General Partner full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in connection with the foregoing as fully as such Person might or could do if personally present, and thereby ratifying and confirming all that said Managing General Partner shall lawfully do or cause to be done by virtue thereof. The foregoing grant of authority (A) shall be a Power of Attorney coupled with an interest, is irrevocable, and shall survive the signing Person's death or incapacity, if such signing Person is an individual, or termination of existence, if such signing Person is a corporation, partnership or other entity; and (B) shall survive the delivery of an assignment by the signing Person of the whole or a portion of his interest in the Partnership. Such power of attorney shall not supersede any other part of this Agreement nor shall it be used to deprive such Person of any of such Person's rights under this Agreement or to deprive the Limited Partner of his rights as the Limited Partner. It is intended only to provide a simplified system for execution of documents and the conduct of the business of the Partnership.

         17.2 ADDITIONAL DOCUMENTS. Each Person who has given the Managing General Partner a power of attorney pursuant to this Article 17 hereby agrees to execute and deliver to the Managing General Partner within five (5) days after receipt of the Managing

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



General Partner's written request therefor, such other and further statements of interest and holdings, designations, powers of attorney and other instruments that the Managing General Partner deems necessary to comply with any laws, rules or regulations relating to the business or proposed business of the Partnership.

                                   ARTICLE 18

                                 MISCELLANEOUS

         18.1 NOTICES. All notices or other communications required or permitted to be given pursuant to this Agreement shall, in the case of notices or communications required or permitted to be given to the Limited Partner or his Assignee, be in writing, and shall be considered as properly given or made if personally delivered or if mailed by United States first class mail, postage prepaid, or if sent by prepaid telegram, and addressed to the Limited Partner's or Assignee's address for notices as it appears on the records of the Partnership, and, in the case of notices or communications required or permitted to be given to the General Partners or the Partnership, shall be in writing and shall be considered as properly given or made if personally delivered, or if sent by prepaid telegram, or if mailed by United States certified or registered mail, postage prepaid, and addressed to the Managing General Partner at the principal place of business of the Partnership as specified in Section 2.4. Any Limited Partner or Assignee may change the address for notices, by giving notice of such change to the Partnership, and the Managing General Partner may change the address for notices to the General Partners or the Partnership by giving notice of such change to the Limited Partner and his Assignee. Commencing on the tenth (10th) day after giving of such notice, such newly-designated address shall be such Partner's or Assignee's or the Partnership's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement. Any notice or other communication shall be deemed to have been given as of the date on which it is personally delivered or, if mailed or telegraphed to a General Partner which is not received by the General Partner within ten (10) days after the date of its mailing or transmission shall be deemed to have been given as of the date actually received by the General Partner.

         18.2 CHOICE OF LAW. This Agreement and all rights and liabilities of the parties hereto with reference to the Partnership shall be subject to and governed by the internal laws (and not the law pertaining to choice or conflict of laws) of the State of California.

         18.3 ARTICLE AND SECTION HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

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





         18.4 SOLE AGREEMENT. This Agreement and the exhibits hereto constitute the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings pertaining thereto.

         18.5 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties had all signed the same document. All counterparts shall be construed together and shall constitute one agreement. Each party shall become bound by the Agreement immediately upon affixing his or her signature hereto, independently of the signature of any other party.

         18.6 REMEDIES CUMULATIVE. The remedies of the parties under this Agreement are cumulative and shall not exclude any other remedies to which any Person may be lawfully entitled.

         18.7 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

         18.8 WAIVER OF ACTION FOR PARTITION. Each of the parties hereto irrevocably waives during the term of the Partnership any right that he may have to maintain any action for partition with respect to the Partnership Property.

         18.9 ASSIGNABILITY. Subject to the restrictions on transferability contained herein, each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

         18.10 GENDER AND NUMBER. Whenever the context requires, the gender of all words used hereby shall include the masculine, feminine and neuter, the singular of all words shall include the singular and plural, and the plural of all words shall include the singular and plural. Unless the context requires otherwise, any reference to a General Partner shall include all General Partners and any reference to the General Partners shall mean any General Partner.

         18.11 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby, but rather shall be enforced to the maximum extent permissible under applicable law.

         IN WITNESS WHEREOF, the undersigned have executed this

Agreement as of the day and year first above written.

                                             GENERAL PARTNERS:

                                             GLENBOROUGH REALTY CORPORATION


                                             By  /s/ Robert Batinovich
                                               ----------------------------

                                             Title
                                                  -------------------------

                                                 /s/ Robert Batinovich
                                             -----------------------------
                                             Robert Batinovich



                                             INITIAL LIMITED PARTNER:

                                                 /s/ Robert Batinovich
                                             -----------------------------
                                             Robert Batinovich


                                       49